UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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TALON 1 ACQUISITION CORP.

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS

SUBJECT TO COMPLETION DATED DECEMBER 30, 2022

LETTER TO SHAREHOLDERS OF TALON 1 ACQUISITION CORP.

2333 PONCE DE LEON BLVD., SUITE 630

CORAL GABLES, FL 33134

TO BE HELD ON JANUARY [●], 2023

Dear Talon 1 Acquisition Corp. Shareholder:

You are cordially invited to virtually attend an extraordinary general meeting of Talon 1 Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Talon 1,” “we,” “us” or “our”), which will be held on January [●], 2023, at [●] [a][p].m., Central Time (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held entirely virtually via live webcast at www.[●].

The attached Notice of the Extraordinary General Meeting and proxy statement describe the business Talon 1 will conduct at the Extraordinary General Meeting and provide information about Talon 1 that you should consider when you vote your shares. As set forth in the attached proxy statement, the Extraordinary General Meeting will be held for the purpose of considering and voting on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Talon 1’s Amended and Restated Memorandum and Articles of Association (the “Articles of Association”) to give the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from February 8, 2023 (the “Termination Date”) up to 9 times for an additional one (1) month each time up to November 8, 2023 (the “Extension”) (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering (the “IPO”)) by depositing into the Talon 1’s trust account (the “Trust Account”), for each one-month extension, the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding (the “Extension Payment”) after giving effect to the Redemption (the “Extension Amendment Proposal”);

Proposal No. 2—Trust Agreement Amendment Proposal - A proposal, to approve by the affirmative vote of sixty-five percent (65%) of the outstanding Class A ordinary shares, par value $0.0001 per share, and Class B ordinary shares, par value $0.0001 per share (together, the “Ordinary Shares”), voting together as a single class, to amend Talon 1’s investment management trust agreement, dated as of November 3, 2021 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time to November 8, 2023 (the “Trust Agreement Amendment”) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption (the “Trust Agreement Amendment Proposal”); and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Approval of both of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment

Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Talon 1 additional time to complete an initial business combination (a “Business Combination”). Additionally, the purpose of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is to simultaneously (i) provide those Talon 1 shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if Talon 1 liquidated on the Termination Date and (ii) allow those Talon 1 shareholders who wish for Talon 1 to continue its search for a Business Combination to remain shareholders.

Currently, the Company may extend the Termination Date to May 8, 2023 by depositing $2,300,000 into the Trust Account. The Board has determined that it is in the best interests of Talon 1 to seek an extension of the Termination Date and have Talon 1 shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Talon 1’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Talon 1 will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, our sponsor, AVi8 Acquisition LLC (the “Sponsor”) or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account, on or prior to the date of the applicable Business Combination deadline the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemptions. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

As contemplated by the Articles of Association, the holders of Public Shares (the “Public Shareholders”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the Trust Account, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares, calculated as of two business days prior to the consummation of a Business Combination (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals and regardless of whether you hold Public Shares on the record date established in connection with the Extraordinary General Meeting, by following the instructions set forth in the accompanying proxy statement. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate amount two (2) business days prior to the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date (including interest not previously released to Talon 1 to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on the Nasdaq Global Market (“Nasdaq”) on the Record Date was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[●] [more][less] per share than if the Public Shares were sold in the open market. Talon 1 cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Talon 1 believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Talon 1 does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Talon 1 shareholders, Talon 1 (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Talon 1’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Talon 1’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. As of the date of this proxy statement, the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), represent 20% of the Company’s outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 13,416,667 Public Shares, or 58.3% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 3,833,334 Public Shares, or 16.7% of the Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,937,500 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 8,625,001 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 1,437,501 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

The Board has fixed the close of business on [●], 2023 (the “Record Date”) as the date for determining Talon 1 shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on the Record Date are entitled to have their votes counted at the Extraordinary General Meeting or any adjournment thereof. On the Record Date, there were 23,000,000 issued and outstanding Public Shares and 5,750,000 issued and outstanding Founder Shares. Talon 1’s warrants do not have voting rights.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination within the Combination Period, as extended. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the Combination Period, as extended.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of Talon 1 and its shareholders, and has declared it advisable and unanimously recommends that you vote or give instruction to vote “FOR” such proposals.

Talon 1’s directors and officers have interests in the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants (as defined below) that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Talon 1—Interests of the Initial Shareholders” in the accompanying proxy statement.

Enclosed is the proxy statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Extraordinary General Meeting, Talon 1 urges you to read this material carefully and vote your shares. You may do so by signing, dating and returning the enclosed proxy promptly, or following the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting or vote in person online at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

By Order of the Board of Directors of Talon 1 Acquisition Corp.

Edward J. Wegel

Chairman of the Board and Chief Executive Officer

January [●], 2023

Your vote is very important. Whether or not you plan to virtually attend the Extraordinary General Meeting, please vote as soon as possible by following the instructions in this proxy statement to make sure that your shares are represented at the Extraordinary General Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, if you fail to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, or if your broker, bank or nominee submits a broker non-vote with respect to your Ordinary Shares, your shares will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, or Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, or Adjournment Proposal.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON JANUARY [●], 2023, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on January [●], 2023: This notice of meeting and the accompanying proxy statement are being made available on or about January [●], 2023, at www.[●].

NOTICE OF EXTRAORDINARY GENERAL MEETING

OF TALON 1 ACQUISITION CORP.

TO BE HELD ON JANUARY [●], 2023

To the Shareholders of Talon 1 Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting (the “Extraordinary General Meeting”) of the shareholders of Talon 1 Acquisition Corp., a Cayman Islands exempted company (the “Company,” “Talon 1,” “we,” “us” or “our”), will be held on January [●], 2023, at [●] [a][p].m. Central Time. The Extraordinary General Meeting will be held entirely virtually via live webcast at www.[●]. You are cordially invited to attend the Extraordinary General Meeting for the purpose of considering and voting on the following proposals, more fully described below in this proxy statement, which is dated January [●], 2023and is first being mailed to shareholders on or about that date:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Talon 1’s Articles of Association to give the Company the right to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption;

Proposal No.2—Trust Agreement Amendment Proposal—A proposal, to approve by the affirmative vote of sixty-five percent (65%) of the outstanding Ordinary Shares, voting together as a single class, to amend Talon 1’s Trust Agreement, by and between the Company and the Trustee, to allow the Company to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time to November 8, 2023 by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.

Each of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. Approval of both of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. Pursuant to the Articles of Association, we may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Talon 1 additional time to complete an initial business combination (“Business Combination”). Additionally, the purpose of the Extension Amendment Proposal and Trust Agreement Amendment Proposal is to simultaneously (i) provide those Talon 1 shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if Talon 1 liquidated on the Termination Date and (ii) allow those Talon 1 shareholders who wish for Talon 1 to continue its search for a Business Combination to remain shareholders.

Currently, the Company may extend the Termination Date to May 8, 2023 by depositing $2,300,000 into the Trust Account. The Board has determined that it is in the best interests of Talon 1 to seek an extension of the Termination Date and have Talon 1 shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The

Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Talon 1’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Talon 1 will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, the Sponsor or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account, on or prior to the date of the applicable Business Combination deadline the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemptions. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

As contemplated by the Articles of Association, the holders Public Shares (the “Public Shareholders”) may demand that such shares be redeemed in exchange for a pro rata share of the aggregate amount on deposit in the trust account established in connection with the IPO (the “Trust Account”), including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals and regardless of whether you hold Public Shares on the record date established in connection with the Extraordinary General Meeting, by following the instructions in the accompanying proxy statement. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

On the Record Date (defined below), the redemption price per Public Share was approximately $[●] (which is expected to be the same approximate amount two (2) business days prior to the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $[●] as of the Record Date (including interest not previously released to Talon 1 to pay its taxes), divided by the total number of then outstanding Public Shares. The closing price of the Public Shares on Nasdaq on the Record Date was $[●]. Accordingly, if the market price of the Public Shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of Public Shares receiving approximately $[●] [more][less] per share than if the Public Shares were sold in the open market. Talon 1 cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per Public Share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Talon 1 believes that such redemption right enables its holders of Public Shares to determine whether to sustain their investments for an additional period if Talon 1 does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Talon 1 shareholders, Talon 1 (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Talon 1’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Talon 1’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)

(a) hold Public Shares or (b) hold Public Shares through Units (as defined below) and elect to separate your Units into the underlying Public Shares and Public Warrants (as defined below) prior to exercising your redemption rights with respect to the Public Shares;

(ii)

submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Talon 1 redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January [●], 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank.

Subject to the foregoing, the approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. As of the date of this proxy statement, the Company’s Class B ordinary shares, par value $0.0001 per share (the “Founder Shares”), represent 20% of the Company’s outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 13,416,667 Public Shares, or 58.3% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 3,833,334 Public Shares, or 16.7% of the Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,937,500 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. If all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 8,625,001 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 1,437,501 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Record holders of Ordinary Shares at the close of business on January [●], 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 23,000,000 issued and outstanding Public Shares and 5,750,000 issued and outstanding Founder Shares. Talon 1’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to virtually attend the Extraordinary General Meeting, Talon 1 urges you to read this material carefully and vote your shares.

This proxy statement is dated January [●], 2023 and is first being mailed to shareholders on or about that date.

By Order of the Board of Directors of Talon 1 Acquisition Corp.

Edward J. Wegel

Chairman of the Board and Chief Executive Officer

i

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect Talon 1’s current views with respect to, among other things, its capital resources and results of operations. Likewise, Talon 1’s financial statements and all of Talon 1’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect Talon 1’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward- looking statement. Talon 1 does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

•	Talon 1’s ability to complete a Business Combination, including approval by the shareholders of Talon 1;

•	the anticipated benefits of a Business Combination;

•	the volatility of the market price and liquidity of the Public Shares and other securities of Talon 1;

•	the use of funds not held in the Trust Account or available to Talon 1 from interest income on the Trust; Account balance;

•	the competitive environment in which our successor will operate following a Business Combination; and

•	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect Talon 1’s good faith beliefs, they are not guarantees of future performance. Talon 1 disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Talon 1’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in Talon 1’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 4, 2022, and in other reports Talon 1 filed with the SEC, including Talon 1’s Quarterly Reports on Form 10-Q for the periods ended March 31, 2022, June 30, 2022, and September 30, 2022, filed with the SEC on May 16, 2022, August 23, 2022, and November 23, 2022, respectively. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Talon 1.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING

Q.	Why am I receiving this proxy statement?

A.

Talon 1 is a blank check company incorporated under the laws of the Cayman Islands on April 20, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. Talon 1’s registration statement on Form S-1 (File No. 333-260305) for Talon 1’s IPO was declared effective by the SEC on November 3, 2021. On November 8, 2021, Talon 1 consummated its IPO of 23,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.001 per share, (each a “Public Share”) and one-half of one redeemable warrant, with each whole warrant entitling the holder to purchase one Ordinary Share at $11.50 per share beginning 30 days after the completion of a Business Combination (“Public Warrant”). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the consummation of the IPO and the sale of the Units, Talon 1 consummated the private placement of an aggregate of 13,250,000 warrants (the “Private Placement Warrants”) issued to the Sponsor at a price of $1.00 per warrant, generating total proceeds of $13,250,000. Each Private Placement Warrant is exercisable for one Ordinary Share beginning 30 days after the completion of a Business Combination.

A total of $235,750,000 of the net proceeds from Talon 1’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date.

Currently, the Company may extend the Termination Date to May 8, 2023 by depositing $2,300,000 into the Trust Account. The Board has determined that it is in the best interests of Talon 1 to seek an extension of the Termination Date and have Talon 1 shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Talon 1’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Talon 1 will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

Q.	When and where is the Extraordinary General Meeting?

A.

The Extraordinary General Meeting will be held on January [●], 2023, at [●] [a][p].m., Central Time entirely virtually via live webcast by visiting www.[●] and entering the voter control number included on your proxy card.

Q.	What do I need in order to be able to participate in the Extraordinary General Meeting online?

A.

Any shareholder wishing to attend the Extraordinary General Meeting virtually should register for the Extraordinary General Meeting by January [●], 2023 at www.[●]. You can virtually attend the Extraordinary General Meeting via the internet by visiting www.[●] and entering the voter control number included on your proxy card. You will need the voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. If you do not have a voter control number, you will be able to listen to the Extraordinary General Meeting only and you will not be able to vote or submit questions during the Extraordinary General Meeting.

Q.	What are the specific proposals on which I am being asked to vote at the Extraordinary General Meeting?

A.	Talon 1 shareholders are being asked to consider and vote on the following proposals:

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Talon 1’s Articles of Association to give the Company the right to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption;

Proposal No.2—Trust Agreement Amendment Proposal - A proposal, to approve by the affirmative vote of sixty-five percent (65%) of the outstanding Ordinary Shares, voting together as a single class, to amend Talon 1’s Trust Agreement, by and between the Company and the Trustee, to allow the Company to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time to November 8, 2023 by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption; and

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.

Q.	Are the proposals conditioned on one another?

A.

Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. In addition, the Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. Pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

If the Extension is implemented and one or more Talon 1 shareholders elect to redeem their Public Shares, Talon 1 will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, as described in more detail in this proxy statement, and will retain the remainder of the funds in the Trust Account for Talon 1’s use in connection with consummating a Business Combination on or before the expiration of the Combination Period, as extended.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Talon 1 shareholders, Talon 1 (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Talon 1’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Talon 1’s obligations under Cayman Islands law to provide for claims of creditors and other requirements of applicable law.

The Sponsor and all of Talon 1’s directors and officers (the “initial shareholders”) waived their rights to participate in any liquidating distribution with respect to the 5,750,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Talon 1’s warrants, which will expire worthless in the event Talon 1 dissolves and liquidates the Trust Account.

The Adjournment Proposal is not conditioned on the approval of any other proposal.

Q.	Why is Talon 1 proposing the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.

The Articles of Association provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares sold in the IPO if there is no qualifying business combination(s) consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow Talon 1 additional time to complete a Business Combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those Talon 1 shareholders who do not wish to extend the Termination Date with the opportunity to exercise their redemption rights earlier than they would if Talon 1 liquidated on the Termination Date and (ii) allow those Talon 1 shareholders who wish for Talon 1 to continue its search for a Business Combination to remain shareholders.

Currently, the Company may extend the Termination Date to May 8, 2023 by depositing $2,300,000 into the Trust Account. The Board has determined that it is in the best interests of Talon 1 to seek an extension of the Termination Date and have Talon 1 shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Talon 1’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Talon 1 will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved by Talon 1 shareholders, Talon 1 may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension, or to otherwise provide additional time to effectuate the Extension. If the Adjournment Proposal is not approved by Talon 1 shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem all your Public Shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining Public Shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination within the Combination Period, as extended. There is no guarantee that we will identify a suitable target and, even if we do identify one, that we will be able to complete a Business Combination before the expiration of the Combination Period, as extended.

Q.	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, a Talon 1’s shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, or Adjournment Proposal. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, or Adjournment Proposal.

Q.	Why should I vote “FOR” the Extension Amendment Proposal and Trust Agreement Amendment Proposal?

A.

Talon 1 believes its shareholders will benefit from Talon 1 consummating a Business Combination and is proposing the Extension Amendment Proposal and Trust Agreement Amendment Proposal to give the Company the right to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Talon 1’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Talon 1 will be able to consummate a Business Combination within the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, the Sponsor or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account, on or prior to the date of the applicable Business Combination deadline the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemptions. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

The Board unanimously recommends that you vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Q.	Why should I vote “FOR” the Adjournment Proposal?

A.

If the Adjournment Proposal is not approved by Talon 1 shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or implementation of the Extension.

If presented, the Board unanimously recommends that you vote in favor of the Adjournment Proposal.

Q.	How will the initial shareholders vote?

A.

The initial shareholders have advised Talon 1 that they intend to vote any Ordinary Shares over which they have voting control, in favor of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and, if necessary, the Adjournment Proposal.

The initial shareholders and their respective affiliates are not entitled to redeem any Founder Shares in connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. On the Record Date, the Sponsor, Talon 1’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares held by the Sponsor and the officers and directors of Talon 1, representing approximately twenty percent (20%) of Talon 1’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 13,416,667 Public Shares, or 58.3% of the outstanding Public Shares, to vote in favor of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 3,833,334 Public Shares, or 16.7% of the Public Shares, to vote in favor of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal to approve such proposals. To approve the Adjournment Proposal, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 8,625,001 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 1,437,501 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Q.	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal?

A.	If you do not want the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Adjournment Proposal to be approved, you must vote “AGAINST” such proposal.

If you fail to vote by proxy or in person (including virtually) at the Extraordinary General Meeting, or if you do not provide voting instructions to your broker, bank or nominee, your shares will not be counted in connection with the determination of whether a valid quorum is established and, if a valid quorum is otherwise established, such failure to vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal.

If you vote to “ABSTAIN”, such abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Extension Amendment Proposal, Trust Agreement Amendment Proposal, or the Adjournment Proposal.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Adjournment Proposal will not be presented for a vote.

Q.	What happens If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?

A.

If there are insufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, Talon 1 may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Talon 1 shareholders, Talon 1 (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Talon 1’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Talon 1’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The Sponsor and the officers, directors and the initial shareholders of Talon 1 waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Talon 1’s warrants, which will expire worthless in the event Talon 1 dissolves and liquidates the Trust Account.

Q.	If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, what happens next?

A.

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, then Talon 1 will amend its Articles of Association by filing an amendment with the Cayman Islands Registrar of Companies in substantially the form that appears in Annex A hereto and will continue its efforts to consummate a Business Combination on or before the expiration of the Combination Period, as extended.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Talon 1 held by Talon 1’s officers, directors, the Sponsor and its affiliates. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board.

Even both if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or to amend the Articles of Association and may liquidate on the Termination Date.

Q.	Do I need to request that my shares be redeemed whether I vote for or against the Extension Amendment Proposal?

A.

Yes. Whether you vote for or against the Extension Amendment Proposal and regardless of whether you are a holder of Public Shares on the Record Date, you may elect to redeem your Public Shares. However, you will need to submit a redemption request for your Public Shares. See “How do a I exercise my redemption rights?” for more information about the procedures to follow to redeem your Public Shares.

Q.	May I change my vote after I have mailed my signed proxy card?

A.	Yes. You may change your vote by:

•

sending a later-dated, signed proxy card addressed to Talon 1’s Secretary located at Talon 1 Acquisition Corp., 2333 Ponce De Leon Blvd., Suite 630 Coral Gables, FL 33134 Attn: Secretary, so that it is received by Talon 1’s Secretary on or before the Extraordinary General Meeting; or

•	attending and voting, in person or virtually via the internet, during the Extraordinary General Meeting.

You also may revoke your proxy by sending a notice of revocation to Talon 1’s Secretary, which must be received by Talon 1’s Secretary on or before the Extraordinary General Meeting. Attending the Extraordinary General Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Q.	How are votes counted?

A.

Votes will be counted by the inspector of election appointed for the Extraordinary General Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. With respect to the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal, abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will have no effect on outcome of any proposal brought before the Extraordinary General Meeting.

Q.	What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

A.

Shareholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Extraordinary General Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

Q.	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A.

No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. Talon 1 believes that all of the proposals presented to the shareholders at this Extraordinary General Meeting will be considered non-discretionary and, therefore, your broker, bank, or nominee cannot vote your shares without your instruction on any of the proposals presented at the Extraordinary General Meeting. If you do not provide voting instructions to your broker, bank, or other nominee, they may deliver a proxy card expressly indicating that it is NOT voting your shares. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum but will have no effect on the outcome of any of the proposals submitted to a vote at the Extraordinary General Meeting. Your bank, broker or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide.

Q.	What constitutes a quorum at the Extraordinary General Meeting?

A.

A quorum is the minimum number of Talon 1 shareholders necessary to hold a valid meeting. Our Articles of Association defines a quorum as the holders (whether individuals or entities by a duly authorized representative) of a majority of the Ordinary Shares being present in person or by proxy at the Extraordinary General Meeting.

Accordingly, a Talon 1’s shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum.

Q.	How many votes do I have?

A.	Each Ordinary Share is entitled to one vote on each proposal being submitted to our shareholders at the Extraordinary General Meeting.

Q.	How do I vote?

A.

If you were a holder of record of Ordinary Shares on January [●], 2023, the Record Date for the Extraordinary General Meeting, you may vote with respect to the proposals yourself at the Extraordinary General Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 11:59 p.m., New York Time, on January [●], 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.cstproxyvote.com and entering the voter control number included on your proxy card.

Q.	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?

A.

Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, Trust Agreement Amendment Proposal, and Adjournment Proposal the Board has determined that each proposal is in the best interests of Talon 1 and its shareholders. The Board unanimously recommends that Talon 1 shareholders vote “FOR” each of the Extension Amendment Proposal, Trust Agreement Amendment Proposal, and Adjournment Proposal, if presented.

Q.	What interests do Talon 1’s directors and officers have in the approval of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal?

A.

Talon 1’s directors and officers have interests in the Extension Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Founder Shares and Private Placement Warrants that may become exercisable in the future. See the section entitled “Extraordinary General Meeting of Talon 1—Interests of the Initial Shareholders” in this proxy statement.

Q.	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal or the Trust Agreement Amendment Proposal?

A.	No. There are no appraisal rights available to Talon 1 shareholders in connection with the Extension Amendment Proposal or the Trust Agreement Amendment Proposal.

Q.	How are the funds in the Trust Account currently being held?

A.

The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations.

Q.	If I am a Public Shareholder, can I exercise redemption rights with respect to my Public Shares?

A.

Yes. If you are a holder of Public Shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this proxy statement. Public Shareholders may elect to redeem all or a portion of the Public Shares held by them regardless of if or how they vote in respect of proposals and regardless of whether they hold Public Shares on the Record Date. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

Q.	If I own Public Warrants, can I exercise redemption rights with respect to my Public Warrants?

A.	No. The holders of Public Warrants have no redemption rights with respect to such Public Warrants.

Q.	If I am a Unit holder, can I exercise redemption rights with respect to my Units?

A.	No. Holders of outstanding Units must separate the underlying Public Shares and Public Warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold Units registered in your own name, you must deliver the certificate for such Units to the Trustee with written instructions to separate such Units into Public Shares and Public Warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the Public Shares from the Units. See “How do I exercise my redemption rights?” below. The address of the Trustee is listed under the question “Who can help answer my questions?” below.

If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your Units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the Public Shares from the Units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

Q.	What do I need to do now?

A.

You are urged to read carefully and consider the information contained in this proxy statement, including Annexes A and B, and to consider how the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I exercise my redemption rights?

A.

In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, Talon 1 shareholders may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Talon 1 to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated November 3, 2021, filed in connection with the IPO. However, the Extension is conditioned on Talon 1 having at least 5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i)

(a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii)

submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Talon 1 redeem all or a portion of your Public Shares for cash; and

(iii)	deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January [●], 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Talon 1’s transfer agent is listed under the question “Who can help answer my questions?” below. Talon 1 requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to Talon 1’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Talon 1’s transfer agent will need to act to facilitate the request. It is Talon 1’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because Talon 1 does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Talon 1’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Talon 1 shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Q.	What should I do if I receive more than one (1) set of voting materials for the Extraordinary General Meeting?

A.

You may receive more than one set of voting materials for the Extraordinary General Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A.

Talon 1 will pay the cost of soliciting proxies for the Extraordinary General Meeting. Talon 1 has engaged Morrow Sodali, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. Talon 1 will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. The directors, officers and employees of Talon 1 may also solicit proxies by telephone, by facsimile, by mail or on the internet. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:

Talon 1 Acquisition Corp.

2333 Ponce de Leon Blvd., Suite 630

Coral Gables, FL 33134

(786) 662-3114

You may also contact the proxy solicitor for Talon 1 at:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor, South Tower Stamford

CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: TOAC.info@investor.morrowsodali.com

To obtain timely delivery, Talon 1 shareholders must request the materials no later than January [●], 2023, or five (5) business days prior to the date of the Extraordinary General Meeting. You may also obtain additional information about Talon 1 from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you intend to seek redemption of your Public Shares, you will need to demand redemption and deliver your Public Shares (either physically or electronically) to the transfer agent on or before 5:00 p.m. Eastern Time on January [●], 2023 (two business days before the scheduled vote at the Extraordinary General Meeting) in accordance with the procedures detailed under the question “How do I exercise my redemption rights?”. If you have questions regarding the certification of your position or delivery of your Public Shares, please contact the transfer agent:

Continental Stock Transfer & Trust Company, LLC

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

Email: mzimkind@continentalstock.com

EXTRAORDINARY GENERAL MEETING OF TALON 1

This proxy statement is being provided to Talon 1 shareholders as part of a solicitation of proxies by the Board for use at the Extraordinary General Meeting of Talon 1 shareholders to be held on January [●], 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Extraordinary General Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.

This proxy statement is being first mailed on or about January [●], 2023 to all shareholders of record of Talon 1 as of January [●], 2023, the record date for the Extraordinary General Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Extraordinary General Meeting.

Date, Time and Place of Extraordinary General Meeting

The Extraordinary General Meeting will be held at [●] [a][p].m., Central Time on January [●], 2023, entirely virtually via live webcast by visiting www.[●] and entering the voter control number included on your proxy card. The Extraordinary General Meeting may be held at such other date, time and place to which such meeting may be adjourned, to consider and vote on the proposals.

Proposals at the Extraordinary General Meeting

At the Extraordinary General Meeting, Talon 1 shareholders will consider and vote on the following proposals:

•

Proposal No. 1—Extension Amendment Proposal—A proposal, by special resolution, to amend Talon 1’s Articles of Association to give the Company the right to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption;

•

Proposal No.2—Trust Agreement Amendment Proposal - A proposal, to approve by the affirmative vote of sixty-five percent (65%) of the outstanding Ordinary Shares, voting together as a single class, to amend Talon 1’s Trust Agreement, by and between the Company and the Trustee, to allow the Company to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time to November 8, 2023 by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption; and

•

Proposal No. 3—Adjournment Proposal—A proposal, by ordinary resolution to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.

Voting Power; Record Date

As a shareholder of Talon 1, you have a right to vote on certain matters affecting Talon 1. The proposals that will be presented at the Extraordinary General Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if you own Ordinary Shares at the close of business on January [●], 2023, which is the Record Date for the Extraordinary General Meeting. You are entitled to one (1) vote for each Ordinary Share that you own as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 28,750,000 issued and outstanding shares, of which 23,000,000 shares were held by holders of Public Shares and 5,750,000 Founder Shares were held by the initial shareholders.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS

Quorum and Required Vote for Proposals for the Extraordinary General Meeting

The presence, in person (including virtually) or by proxy, at the Extraordinary General Meeting of the holders of a majority of the outstanding Ordinary Shares entitled to vote as of the Record Date at the Extraordinary General Meeting shall constitute a quorum for the conduct of business at the Extraordinary General Meeting. Accordingly, a Talon 1’s shareholder’s failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, will not be counted towards the number of Ordinary Shares required to validly establish a quorum. If a valid quorum is otherwise established, such failure to vote or broker non-vote will have no effect on the outcome of any vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, or Adjournment Proposal. Abstentions and not broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Extraordinary General Meeting and will have no effect on the outcome of any vote on the Extension Amendment Proposal, Trust Agreement Amendment Proposal, or Adjournment Proposal.

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of at least two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of at least a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter.

On the Record Date, the Sponsor, Talon 1’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares held by the Sponsor and the officers and directors of Talon 1, representing approximately twenty percent (20%) of Talon 1’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 13,416,667 Public Shares, or 58.3% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal, and 12,937,500 Public Shares, or 56.3% of the Outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 3,833,334 Public Shares, or 16.7% of the Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. To approve the Adjournment Proposal, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 8,625,001 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then, in addition to the Founder Shares, the Company will need only 1,437,501 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

It is possible that Talon 1 will not be able to complete its initial Business Combination on or before the Termination Date, or by the expiration of the Combination Period, as extended, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved. If Talon 1 fails to complete its initial Business Combination on or before the Termination Date, or by the expiration of the Combination Period, as extended, if the Extension Amendment Proposal and the Trust Agreement Amendment are approved, Talon 1 will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares.

Voting Your Shares—Shareholders of Record

If you are a Talon 1 shareholder of record, you may vote by mail, internet or telephone. Each Ordinary Share that you own in your name entitles you to one (1) vote on each of the proposals for the Extraordinary General Meeting. Your one (1) or more proxy cards show the number of Ordinary Shares that you own.

Voting by Mail. You can vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to virtually attend the Extraordinary General Meeting so that your shares will be voted if you are unable to virtually attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Extraordinary General Meeting. If you sign and return the proxy card but do not give instructions on how to vote your shares, your Ordinary Shares will be voted as recommended by the Board. The Board unanimously recommends voting “FOR” the Extension Amendment Proposal, “FOR” the Trust Agreement Amendment Proposal and “FOR” the Adjournment Proposal. Votes submitted by mail must be received by 11:59 p.m., New York Time, on January [●], 2023.

Voting by Internet. Shareholders who have received a copy of the proxy card by mail may be able to vote over the internet by visiting www.cstproxyvote.com and entering the voter control number included on their proxy card.

Voting Your Shares—Beneficial Owners

If your shares are registered in the name of your broker, bank or other agent, you are the “beneficial owner” of those shares and those shares are considered as held in “street name.” If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than directly from Talon 1. Simply complete and mail the proxy card to ensure that your vote is counted. You may be eligible to vote your shares electronically over the internet or by telephone. A large number of banks and brokerage firms offer internet and telephone voting. If your bank or brokerage firm does not offer internet or telephone voting information, please complete and return your proxy card in the self-addressed, postage-paid envelope provided. To vote yourself at the Extraordinary General Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to virtually attend the Extraordinary General Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a legal proxy form.

After obtaining a valid legal proxy from your broker, bank or other agent, you must then register to virtually attend the Extraordinary General Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to the Trustee. Requests for registration should be directed to proxyservices@continentalstock.com. Written requests can be mailed to:

Continental Stock Transfer & Trust Company, LLC

Attn: Proxy Services Department

1 State Street, 30th Floor

New York, NY 10004

Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:30 p.m., New York Time, on January [●], 2023.

You will receive a confirmation of your registration by email after Talon 1 receives your registration materials. You may virtually attend the Extraordinary General Meeting by visiting www.[●] and entering the voter control number included on your proxy card. You will also need a voter control number included on your proxy card in order to be able to vote your shares or submit questions during the Extraordinary General Meeting. Follow the instructions provided to vote. Talon 1 encourages you to access the Extraordinary General Meeting prior to the start time leaving ample time for the check in.

Attending the Extraordinary General Meeting

The Extraordinary General Meeting will be held at [●] [a][p].m. Central Time, on January [●], 2023, entirely virtually via live webcast at www.[●]. You will be able to attend the Extraordinary General Meeting virtually by logging into the meeting website and entering the voter control number included on your proxy card. In order to vote or submit a question during the Extraordinary General Meeting, you will also need the voter control number included on your proxy card. If you do not have the control number, you will be able to listen to the Extraordinary General Meeting only by registering as a guest and you will not be able to vote or submit your questions during the Extraordinary General Meeting.

Revoking Your Proxy

If you give a proxy, you may revoke it at any time before the Extraordinary General Meeting or at the Extraordinary General Meeting by doing any one of the following:

•	you may send another proxy card with a later date;

•

you may notify Talon 1’s Secretary in writing to Talon 1 Acquisition Corp., 2333 Ponce De Leon Blvd., Suite 630 Coral Gables, FL 33134, before the Extraordinary General Meeting that you have revoked your proxy; or

•	you may attend the Extraordinary General Meeting, revoke your proxy, and vote in person (including virtually), as indicated above.

No Additional Matters

The Extraordinary General Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal. Under the Articles of Association, other than procedural matters incident to the conduct of the Extraordinary General Meeting, no other matters may be considered at the Extraordinary General Meeting if they are not included in this proxy statement, which serves as the notice of the Extraordinary General Meeting.

Who Can Answer Your Questions about Voting

If you have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, LLC, Talon 1’s proxy solicitor, (800) 662-5200 or banks and brokers can call at (203) 658-9400.

Redemption Rights

In connection with the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, and contingent upon the effectiveness of the implementation of the Extension, each holder of Public Shares may seek to redeem all or a portion of their Public Shares for a pro rata portion of the funds available in the Trust Account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Talon 1 to pay its taxes, divided by the number of then outstanding Public Shares, subject to the limitations described in the final prospectus dated November 3, 2021, filed in connection with the IPO. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. However, the Extension is conditioned on Talon 1 having at least 5 million Public Shares outstanding after taking into account the redemption of public shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Pursuant to our Articles of Association, a Public Shareholder may request to redeem all or a portion of such holder’s Public Shares for cash if the Extension is consummated. As a holder of Public Shares, you will be entitled to receive cash for any Public Shares to be redeemed only if you:

(i) (a) hold Public Shares or (b) hold Public Shares through Units and elect to separate your Units into the underlying Public Shares and Public Warrants prior to exercising your redemption rights with respect to the Public Shares;

(ii) submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that Talon 1 redeem all or a portion of your Public Shares for cash; and

(iii) deliver your share certificates for Public Shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their Public Shares in the manner described above prior to 5:00 p.m., Eastern Time, on January [●], 2023 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their Public Shares to be redeemed. Public Shareholders may elect to redeem Public Shares regardless of if or how they vote in respect of the Extension Amendment Proposal and Trust Agreement Amendment Proposal, and regardless of whether they hold Public Shares on the Record Date. If the Extension is not consummated, the Public Shares will be returned to the respective holder, broker or bank. The address of Talon 1’s transfer agent is listed under the question “Who can help answer my questions?” below. Talon 1 requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.

A physical share certificate will not be needed if your shares are delivered to Talon 1’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and Talon 1’s transfer agent will need to act to facilitate the request. It is Talon 1’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because Talon 1 does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with Talon 1’s consent, until a vote is taken with respect to the Extension, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed under the question “Who can help answer my questions?”

Talon 1 shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name” are required to either tender their certificates to the transfer agent prior to the date set forth in this proxy statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal is approved.

There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.

Each redemption of a Public Share by holders of Public Shares will reduce the amount in the Trust Account, which held marketable securities with a fair value of approximately $[●] million as of the Record Date. Prior to their exercising redemption rights, Talon 1 shareholders should verify the market price of the Ordinary Shares, as shareholders may receive higher proceeds from the sale of their Ordinary Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. There is no assurance that you will be able to sell your Public Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in the Ordinary Shares when you wish to sell your shares.

If you exercise your redemption rights, your Public Shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount then on deposit in the Trust Account. You will have no right to participate in, or have any interest in, the future growth of Talon 1, if any. You will be entitled to receive cash for your Public Shares only if you properly and timely demand redemption.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and the Extension implemented, and if and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Talon 1 shareholders, Talon 1 will be required to dissolve and liquidate the Trust Account by returning the then remaining funds in such account to the holders of Public Shares and all of Talon 1’s warrants will expire worthless.

Appraisal Rights

There are no appraisal rights available to Talon 1 shareholders in connection with the Extension Amendment Proposal.

Proxy Solicitation Costs

Talon 1 is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or on the internet. Talon 1 has engaged Morrow Sodali, LLC to assist in the solicitation of proxies for the Extraordinary General Meeting. Talon 1 and its directors, officers and employees may also solicit proxies on the internet. Talon 1 will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.

Talon 1 will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Talon 1 will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Talon 1 shareholders. Directors, officers and employees of Talon 1 who solicit proxies will not be paid any additional compensation for soliciting.

Interests of the Initial Shareholders

In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. Talon 1’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:

•

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Talon 1 shareholders, Talon 1 will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding Talon 1 public shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the Founder Shares held by the Sponsor and Talon 1’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.004 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $[●] based upon the closing price of $[●] per share on Nasdaq on the Record Date.

•

Simultaneously with the consummation of the IPO, the Sponsor purchased 13,250,000 Private Placement Warrants, each exercisable to purchase one Ordinary Share at $11.50 per share beginning 30 days after the completion of a Business Combination, at a price of $1.00 per warrant for an aggregate of $13,250,000 in a private placement. Such Private Placement Warrants have an aggregate market value of approximately $[●] based upon the closing per warrant price of $[●] on Nasdaq on the Record Date. The Private Placement Warrants and Ordinary Shares underlying the Private Placement Warrants will become worthless if Talon 1 does not consummate a business combination by the Termination Date or such later date that may be approved by Talon 1 shareholders in accordance with the Articles of Association.

•

The Sponsor and Talon 1’s directors and officers paid significantly less for their Founder Shares and Private Placement Warrants than other Public Shareholders and holders of Public Warrants paid for their Public Shares and Public Warrants purchased in the IPO or shares or warrants purchased in the open market thereafter. Even if the trading price of the Ordinary Shares were as low as $2.31 per share, the aggregate market value of the Founder Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in the Company by the Sponsor and Talon 1’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Termination Date, the Sponsor, officers and directors will lose their entire investment in us.

•

Our Sponsor has agreed that it will be liable to us, if and to the extent any claims by a vendor for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below: (i) $10.25 per Public Share; or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•

The Articles of Association contains a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with Talon 1 but were not offered due to a Talon 1 director’s duties to another entity. Talon 1 does not believe that the waiver of the corporate opportunity doctrine in its Articles of Association interfered with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and Talon 1 consummates an initial Business Combination, the officers and directors of Talon 1 may have additional interests as described in the proxy statement/prospectus for such transaction.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL

Overview

Talon 1 is a blank check company incorporated under the laws of the Cayman Islands on April 20, 2021, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, with one or more businesses, without limitation as to business, industry or sector. Talon 1 has reviewed, and continues to review, a number of opportunities to enter into a Business Combination, but we are not able to determine at this time whether we will complete a Business Combination with any of the target businesses that we have reviewed or with any other target business. We also have neither engaged in any operations nor generated any revenue to date. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act because we have no operations and nominal assets consisting almost entirely of cash.

On November 8, 2021, Talon 1 consummated its IPO of 23,000,000 Units. Each Unit consists of one Public Share and one-half of one Public Warrant. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $230,000,000. Simultaneously with the consummation of the IPO and the sale of the Units, Talon 1 consummated the private placement of an aggregate of 13,250,000 Private Placement Warrants issued to the Sponsor at a price of $1.00 per warrant, generating total proceeds of $13,250,000. Upon the closing of the IPO and simultaneous private placement, a total of $235,750,000 of the net proceeds from Talon 1’s IPO and sale of the Private Placement Warrants were deposited in the Trust Account established for the benefit of the holders of Public Shares.

Like most blank check companies, the Articles of Association provides for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination(s) consummated on or before the Termination Date. Talon 1 is proposing to amend its Articles of Association to give the Company the right to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its IPO) by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed amendment to the Articles of Association of Talon 1 is attached to this proxy statement as part of Annex A.

Reasons for the Extension Amendment Proposal

The Articles of Association currently provide that Talon 1 has until the Termination Date to complete an initial Business Combination. Talon 1 and its officers and directors agreed that they would not seek to amend the Articles of Association to allow for a longer period of time to complete a Business Combination unless Talon 1 provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board has determined that it is in the best interests of Talon 1 to seek an extension of the Termination Date and have Talon 1 shareholders approve the Extension Amendment Proposal and Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Termination Date will not provide sufficient time to complete a Business Combination. Given Talon 1’s commitment of time, effort and financial resources to date with respect to identifying a Business Combination target, circumstances warrant providing Public Shareholders with additional time and opportunity to consider a prospective Business Combination. However, even if the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the Extension is implemented, there is no assurance that Talon 1 will be able to consummate a Business Combination by the expiration of the Combination Period, as extended, given the actions that must occur prior to closing of a Business Combination.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, the Sponsor or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’

advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account, on or prior to the date of the applicable Business Combination deadline the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemptions. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

The Extension Amendment Proposal is essential to allowing Talon 1 additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

If the Extension Amendment Proposal is Not Approved

The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Extension unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension are satisfied or waived. If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Termination Date, or such later date that may be approved by Talon 1 shareholders, Talon 1 (i) will cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares in consideration of a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the total number of then issued and outstanding Public Shares, which redemption will completely extinguish rights of the holders of Public Shares (including the right to receive further liquidating distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Talon 1’s remaining shareholders and the Board in accordance with applicable law, liquidate and dissolve, subject in each case to Talon 1’s obligations under Cayman Islands law, to provide for claims of creditors and other requirements of applicable law.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the 5,750,000 Founder Shares held by them. There will be no distribution from the Trust Account with respect to Talon 1’s warrants, which will expire worthless in the event Talon 1 dissolves and liquidates the Trust Account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved, Talon 1 intends to file an amendment to its Articles of Association with the Cayman Islands Registrar of Companies in the form of Annex A hereto to give the Company the right to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its IPO). Talon 1 will then continue to attempt to consummate a Business Combination until the expiration of the Combination Period, as extended. Talon 1 will remain a reporting company under the Exchange Act and its Units, Public Shares and Public Warrants will remain publicly traded during this time.

You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the expiration of the Combination Period, as extended. If Talon 1 enters into a definitive agreement with a target to consummate a Business Combination, the vote by Talon 1 shareholders to approve such Business Combination will occur at a separate meeting of Talon 1 shareholders, to be held at a later date, and the solicitation of proxies from Talon 1 shareholders in connection with such separate meeting, and the related right of Talon 1 shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal), will be the subject of a separate proxy statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Extension Amendment Proposal is implemented, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.

Redemption Rights

In connection with the Extension Amendment Proposal and contingent upon the effectiveness of the implementation of the Extension, each Public Shareholder may seek to redeem all or a portion of its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Notwithstanding the foregoing, pursuant to our Articles of Association, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash/

Please see the section titled “Extraordinary General Meeting—Redemption Rights” for more information on how to exercise your redemption rights.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain U.S. federal income tax considerations for U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) of Public Shares (i) of the Extension Amendment Proposal and (ii) that elect to have their Public Shares redeemed for cash if the Extension is implemented. This section applies only to Holders that hold their Public Shares as “capital assets” for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the Unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares and Public Warrants that constitute the Units). Accordingly, the separation of Units into the Public Shares and Public Warrants underlying the Units generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the U.S. Internal Revenue Service (“IRS”) would not assert, or that a court would not sustain, a contrary position. Holders of Units are urged to consult their tax advisors concerning the U.S. federal, state, local and non-U.S. tax consequences of the transactions contemplated by the Extension (including any redemption of the Public Shares in connection therewith) with respect to any Public Shares held through the Units (including alternative characterizations of the Units).

This discussion does not address the U.S. federal income tax consequences to our Sponsor or its affiliates, officers or directors, or to any person of holding Founder Shares or Private Placement Warrants. This discussion is limited to U.S. federal income tax considerations and does not address any estate or gift tax considerations or considerations arising under the tax laws of any U.S. state or local or non-U.S. jurisdiction. This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to you in light of your particular circumstances, including the alternative minimum tax, the Medicare tax on certain investment income and the different consequences that may apply if you are subject to special rules under U.S. federal income tax law that apply to certain types of investors, such as:

•	banks, financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules with respect to the Public Shares;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•

partnerships (including entities or arrangements treated as partnerships for U.S. federal income tax purposes) or pass-through entities (including S Corporations), or persons that will hold the Public Shares through such a partnership or pass-through entity;

•	U.S. expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more (by vote or value) of the Company’s shares (except as specifically provided below);

•	persons that acquired their Public Shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold their Public Shares as part of a straddle, constructive sale, hedge, wash sale, conversion or other integrated or similar transaction;

•	U.S. Holders (as defined below) whose functional currency is not the U.S. dollar; or

•	“specified foreign corporations” (including “controlled foreign corporations”), “passive foreign investment companies” or corporations that accumulate earnings to avoid U.S. federal income tax.

If a partnership (or any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences to them of the Extension and the exercise of their redemption rights with respect to their Public Shares in connection therewith.

This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), proposed, temporary and final Treasury Regulations promulgated thereunder, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein.

The Company has not sought, and does not intend to seek, any rulings from the IRS as to any U.S. federal income tax considerations described herein. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

THIS DISCUSSION IS ONLY A SUMMARY OF CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS ASSOCIATED WITH THE EXTENSION AND THE EXERCISE OF REDEMPTION RIGHTS IN CONNECTION THEREWITH. EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE EXTENSION AND THE EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE APPLICABILITY AND EFFECTS OF U.S. FEDERAL NON-INCOME, STATE AND LOCAL AND NON-U.S. TAX LAWS.

Tax Treatment of Non-Redeeming Shareholders

A Public Shareholder who does not elect to redeem their Public Shares (including any Public Shareholder who votes in favor of the Extension Amendment Proposal) will continue to own its Public Shares and will not recognize any income, gain or loss for U.S. federal income tax purposes solely as a result of the Extension.

Tax Treatment of Redeeming Shareholders

U.S. Holders

As used herein, a “U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;

•

a corporation (or other entity that is treated as a corporation) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate whose income is subject to U.S. federal income tax regardless of its source; or

•

a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Generally

The U.S. federal income tax consequences to a U.S. Holder of Public Shares that exercises its redemption rights with respect to its Public Shares to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of Public Shares under Section 302 of the Code. If the redemption qualifies as a sale of Public Shares by a U.S. Holder, the tax consequences to such U.S. Holder are as described below under the section entitled “ —Taxation of Redemption Treated as a Sale of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a corporate distribution with the tax consequences to such U.S. Holder as described below under the section entitled “—Taxation of Redemption Treated as a Distribution.”

Whether a redemption of Public Shares qualifies for sale treatment will depend largely on the total number of shares of the Company’s stock treated as held by the redeemed U.S. Holder before and after the redemption (including any stock of the Company treated as constructively owned by the U.S. Holder as a result of owning Public Warrants) relative to all of the stock of the Company outstanding both before and after the redemption. The redemption of Public Shares generally will be treated as a sale of Public Shares (rather than as a corporate distribution) if the redemption (1) is “substantially disproportionate” with respect to the U.S. Holder, (2) results in a “complete termination” of the U.S. Holder’s interest in the Company or (3) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests result in a redemption qualifying for sale treatment, a U.S. Holder takes into account not only shares of the Company’s stock actually owned by the U.S. Holder, but also shares of the Company’s stock that are constructively owned by it under certain attribution rules set forth in the Code. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock that the holder has a right to acquire by exercise of an option, which would generally include Public Shares which could be acquired pursuant to the exercise of Public Warrants.

In order to meet the substantially disproportionate test, the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Public Shares must, among other requirements, be less than eighty percent (80%) of the percentage of the Company’s outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption (taking into account redemptions by other holders of Public Shares). There will be a complete termination of a U.S. Holder’s interest if either (1) all of the Public Shares actually and constructively owned by the U.S. Holder are redeemed or (2) all of the Public Shares actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other Public Shares (including any stock constructively owned by the U.S. Holder as a result of owning Public Warrants). The redemption of Public Shares will not be essentially equivalent to a dividend if the redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in the Company. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in the Company will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation where such stockholder exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a corporate distribution to the redeemed U.S. Holder and the tax effects to such a U.S. Holder will be as described below under the section entitled “ —Taxation of Redemption Treated as a Distribution.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to the U.S. Holder’s adjusted tax basis in its remaining shares of the Company’s stock or, if it has none, to the U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares of the Company’s stock constructively owned by it.

U.S. Holders who actually or constructively own at least five percent (5%) by vote or value (or, if the Public Shares are not then considered to be publicly traded, at least one percent (1%) by vote or value) or more of the total outstanding Company stock may be subject to special reporting requirements with respect to a redemption of Public Shares, and such holders should consult with their tax advisors with respect to their reporting requirements.

Taxation of Redemption Treated as a Distribution

If the redemption of a U.S. Holder’s Public Shares is treated as a corporate distribution, as discussed above under the section entitled “—Generally,” subject to the passive foreign investment company (“PFIC”) rules discussed below, the amount of cash received in the redemption generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from the Company’s current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of the Company’s current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in its Public Shares. Any remaining excess will be treated as gain realized on the sale of Public Shares and will be treated as described below under the section entitled “—Taxation of Redemption Treated as a Sale of Public Shares.”

Taxation of Redemption Treated as a Sale of Public Shares

If the redemption of a U.S. Holder’s Public Shares is treated as a sale, as discussed above under the section entitled “—Generally,” subject to the PFIC rules discussed below, a U.S. Holder generally will recognize capital gain or loss in an amount equal to the difference between the amount of cash received in the redemption and the U.S. Holder’s adjusted tax basis in the Public Shares redeemed. Any such capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares so disposed of exceeds one year. Long-term capital gains recognized by non-corporate U.S. Holders generally will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

U.S. Holders who hold different blocks of Public Shares (including as a result of holding different blocks of Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.

Passive Foreign Investment Company Rules

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be classified as a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income or (ii) at least 50% of its assets in a taxable year (ordinarily determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes, among other things, dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.

The determination of whether a foreign corporation is a PFIC is made annually. Pursuant to a startup exception, a foreign corporation will not be a PFIC for the first taxable year the foreign corporation has gross income (the “startup year”) if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the startup year; and (3) the corporation is not in fact a PFIC for either of those years.

PFIC Status of the Company

Based upon the composition of its income and assets, and upon a review of its financial statements, the Company believes that it likely will not be eligible for the startup exception and therefore likely has been a PFIC since its first taxable year and will likely be considered a PFIC for its current taxable year. However, the Company’s actual PFIC status for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. Accordingly, there can be no assurance with respect to the Company’s status as a PFIC for its current taxable year or any future taxable year. In addition, the Company’s U.S. counsel expresses no opinion with respect to the Company’s PFIC status for any taxable year.

Effects of PFIC Rules on the Redeeming Shareholders

Although the Company’s PFIC status is determined annually, an initial determination that the Company is a PFIC generally will apply for subsequent years to a U.S. Holder who held Public Shares while the Company was a PFIC, whether or not the Company meets the test for PFIC status in those subsequent years. If the Company is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder of the Public Shares and the U.S. Holder did not make either a timely mark-to-market (“MTM”) election or a qualified electing fund (“QEF”) election for the Company’s first taxable year as a PFIC in which the U.S. Holder held (or was deemed to hold) Public Shares, as described below, such U.S. Holder generally will be subject to special rules with respect to (i) any gain recognized by the U.S. Holder on the sale or other disposition of its Public Shares (which may include gain realized by reason of transfers of Public Shares that would otherwise qualify as nonrecognition transactions for U.S. federal income tax purposes) and (ii) any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Public Shares during the three preceding taxable years of such U.S. Holder or, if shorter, the portion of such U.S. Holder’s holding period for the Public Shares that preceded the taxable year of the distribution) (together, the “excess distribution rules”).

Under these excess distribution rules:

•	the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for the Public Shares;

•

the amount allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the Company’s first taxable year in which the Company is a PFIC, will be taxed as ordinary income;

•

the amount allocated to other taxable years (or portions thereof) of the U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder without regard to the U.S. Holder’s other items of income and loss for such year; and

•

an additional amount equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder with respect to the tax attributable to each such other taxable year of the U.S. Holder.

QEF Election and Mark-to-Market Election

As noted above, the impact of the PFIC rules on a U.S. Holder of Public Shares will depend on whether the U.S. Holder has made a timely and effective QEF election to treat the Company as a “qualified electing fund” for the taxable year that is the first year in the U.S. Holder’s holding period of Public Shares during which the Company qualified as a PFIC or, if in a later taxable year, the U.S. Holder made a QEF election along with a purging election. One type of purging election creates a deemed sale of the U.S. Holder’s Public Shares at their then fair market value and requires the U.S. Holder to recognize gain pursuant to such purging election subject to the excess distribution regime described above. As a result of any such purging election, the U.S. Holder would increase the adjusted tax basis in its Public Shares by the amount of the gain recognized and, solely for purposes of the PFIC rules, would have a new holding period in its Public Shares. U.S. Holders are urged to consult their tax advisors as to the application of the rules governing purging elections to their particular circumstances.

A U.S. Holder’s ability to make a timely and effective QEF election (or a QEF election along with a purging election) with respect to its Public Shares is contingent upon, among other things, the provision by the Company of a “PFIC Annual Information Statement” to such U.S. Holder. If the Company determines it is a PFIC for any taxable year, upon written request, the Company will endeavor to provide to a U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the U.S. Holder to make and maintain a QEF election, but there is no assurance that the Company will timely provide such required information. There is also no assurance that the Company will have timely knowledge of its status as a PFIC in the future or of the required information to be provided.

If a U.S. Holder has made a QEF election with respect to Public Shares, and the excess distribution rules discussed above do not apply to such shares (because of a timely QEF election for the Company’s first taxable year as a PFIC in which the U.S. Holder holds (or is deemed to hold) such Public Shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as capital gain and no additional interest charge will be imposed under the PFIC rules. As discussed above, if the Company is a PFIC for any taxable year, a U.S. Holder of Public Shares that has made a QEF election will be currently taxed on its pro rata share of the Company’s earnings and profits, whether or not distributed for such year. A subsequent distribution of such earnings and profits (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution) that were previously included in income generally should not be taxable when distributed to such U.S. Holder. The tax basis of a U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends (including the relevant portion (if any) of the amount received in connection with the redemption of Public Shares treated as a corporate distribution), under the above rules. In addition, if the Company is not a PFIC for any taxable year, such U.S. Holder will not be subject to the QEF inclusion regime with respect to its Public Shares for such a taxable year.

The impact of the PFIC rules on a U.S. Holder of Public Shares may also depend on whether the U.S. Holder has made a MTM election. U.S. Holders who hold (actually or constructively) stock of a foreign corporation that is classified as a PFIC may elect to mark such stock to its market value each taxable year if such stock is “marketable stock,” generally, stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq. No assurance can be given that Public Shares are considered to be marketable stock for purposes of the MTM election for any taxable year or whether the other requirements of this election are satisfied. If such an election is available and has been made, such electing U.S. Holder generally would not be subject to the excess distributions regime discussed above with respect to their Public Shares in connection with the redemption of their Public Shares. Instead, any gain recognized on the redemption of Public Shares treated as a sale of the Public Shares generally will be taxable as ordinary income to such electing U.S. Holder (and no additional interest charge will be applied to the U.S. Holder). Any loss recognized on the redemption of Public Shares treated as a sale of Public Shares generally will be treated as ordinary loss to the extent to the extent of the net amount of previously included income as a result of the MTM election, and any further loss recognized generally will be treated as a capital loss (the deductibility of which is subject to limitations). For purposes of determining the adjusted tax basis of Public Shares, certain adjustments are made to take into account the manner in which an electing U.S. Holder is taxed as a result of the MTM election. In general, an electing U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over its adjusted tax basis in its Public Shares. The electing U.S. Holder also will recognize an ordinary loss in respect of the excess, if any, of its adjusted tax basis in its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the MTM election). The electing U.S. Holder’s tax basis in its Public Shares will be adjusted to reflect any such income or loss amounts. However, if the MTM election is not made by a U.S. Holder with respect to the first taxable year of its holding period for the Public Shares in which the Company is a PFIC, then the excess distribution regime discussed above will apply to certain dispositions of, distributions on and other amounts taxable with respect to, Public Shares, including in connection with the redemption of Public Shares.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or MTM election is made) and such other information as may be required by the U.S. Treasury Department. Failure to do so, if required, will extend the statute of limitations until such required information is furnished to the IRS.

The rules dealing with PFICs and with the QEF, purging, and MTM elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of the Public Shares should consult their own tax advisors concerning the application of the PFIC rules to the Public Shares under their particular circumstances.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.

Information Reporting and Backup Withholding

Payments of cash to a U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status.

Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a U.S. Holder’s U.S. federal income tax liability, and the U.S. Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information.

Non-U.S. Holders

As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share who or that is, for U.S. federal income tax purposes:

•	a non-resident alien individual, other than certain former citizens and residents of the United States subject to U.S. tax as expatriates;

•	a foreign corporation; or

•	an estate or trust that is not a U.S. Holder.

Generally

The U.S. federal income tax consequences to a Non-U.S. Holder of Public Shares that exercises its redemption rights to receive cash from the Trust Account in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed, as described above under “Tax Treatment of Redeeming Stockholders—U.S. Holders—Generally.” Regardless of whether it is treated as a sale of Public Shares or as a corporate distribution on the Public Shares for U.S. federal income tax purposes, the redemption is not expected to result in any U.S. federal income tax consequences to the Non-U.S. Holder unless such Non-U.S. Holder holds such Public Shares in connection with a conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, is attributable to a permanent establishment or fixed base that such Non-U.S. Holder maintains in the United States).

Information Reporting and Backup Withholding

Payments of cash to a Non-U.S. Holder as a result of the redemption of Public Shares may be subject to information reporting to the IRS and possible U.S. backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a U.S. person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under a treaty generally will satisfy the certification requirements necessary to avoid the backup withholding as well.

Backup withholding is not an additional tax. The amount of any backup withholding from a payment to a Non-U.S. Holder generally will be allowed as a credit against such Non-U.S. Holder’s U.S. federal income tax liability and may entitle such Non-U.S. Holder to a refund, provided that the required information is timely furnished to the IRS.

As previously noted above, the foregoing discussion of certain U.S. federal income tax considerations is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. The Company once again urges you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the Extension and the exercise of redemption rights in connection therewith.

Vote Required for Approval

The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.

On the Record Date, the Sponsor, Talon 1’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares held by the Sponsor and the officers and directors of Talon 1, representing approximately twenty percent (20%) of Talon 1’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 13,416,667 Public Shares, or 58.3% of the outstanding Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 3,833,334 Public Shares, or 15.6% of the Public Shares, to vote in favor of the Extension Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Extension Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

Full Text of Resolution

“It is resolved as a special resolution, that the Articles of Association of Talon 1 currently in effect be amended to give the Company the right to extend the Combination Period from February 8, 2023 up to 9 times for an additional one (1) month each time up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering) by depositing into the Trust Account, for each one-month extension, the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemption, pursuant to an amendment to the Amended and Restated Memorandum and Articles of Association of the Company in the form set forth in Annex A of the accompanying proxy statement.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TALON 1 SHAREHOLDERS VOTE “FOR”

THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Talon 1-Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 2—THE TRUST AGREEMENT AMENDMENT PROPOSAL

Overview

The proposed Trust Agreement Amendment would amend our Trust Agreement to allow the Company to extend the Combination Period from February 8, 2023 up to 9 times to November 8, 2023 by depositing into the Trust Account, for each one-month extension, the Extension Payment after giving effect to the Redemption. A copy of the proposed Trust Agreement Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Agreement Amendment

The purpose of the Trust Agreement Amendment is to give the Company the right to extend the Combination Period up to nine times for an additional one (1) month each time to November 8, 2023.

In order to avail ourselves of the additional one-month extension periods to consummate the Business Combination, the Sponsor or its affiliates or designees (together with the Sponsor, the “Lender”), upon five days’ advance notice prior to the applicable Business Combination deadline, must deposit into the Trust Account, on or prior to the date of the applicable Business Combination deadline the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemptions. If we complete our Business Combination, we would repay such loaned amounts out of the proceeds of the Trust Account released to us or, at the option of the Lender, convert such loaned amounts into private placement warrants of the post business combination entity at a price of $1.00 per warrant. If we do not complete a Business Combination, we will not repay such loans. In the event that we receive notice from our Sponsor five days prior to the applicable Business Combination deadline of its wish for us to effect an extension, we intend to issue a press release announcing such intention at least three days prior to the applicable Business Combination deadline. In addition, we intend to issue a press release the day after the applicable Business Combination deadline announcing whether or not the funds had been timely deposited. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our initial business combination.

The Trust Agreement Amendment Proposal is essential to allowing Talon 1 additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Termination Date. Approval of each of the Extension Amendment Proposal and the Trust Agreement Amendment Proposal is a condition to the implementation of the Extension. The Extension is conditioned on Talon 1 having at least 5.5 million Public Shares outstanding after taking into account the redemption of Public Shares. The Board reserves the right to waive such condition and proceed with the Extension Amendment Proposal and Trust Agreement Amendment Proposal in its sole discretion. In addition, pursuant to the Articles of Association, Talon 1 may not redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, which condition may not be waived by the Board. Notwithstanding the foregoing, even if both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, Talon 1 may nevertheless choose not to hold the Extraordinary General Meeting or not to amend the Articles of Association and may liquidate on the Termination Date.

If the Trust Agreement Amendment Is Not Approved

If the Trust Agreement Amendment is not approved, and we do not consummate an initial Business Combination by February 8, 2023, we will be required to dissolve and liquidate our Trust Account by returning the then remaining funds in such account to the holders of Public Shares and our Warrants will expire worthless.

The initial shareholders have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants or rights, which will expire worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Agreement Amendment Is Approved

If the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with this Extraordinary General Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete a Business Combination by the applicable Termination Date. The Company will then continue to attempt to consummate a Business Combination until the expiration of the Combination Period, as extended.

Required Vote

Subject to the foregoing, approval of the Trust Agreement Amendment Proposal, pursuant to the Trust Agreement, requires the affirmative vote of the holders of least sixty-five percent (65%) of the issued and outstanding Ordinary Shares, voting together as a single class. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.

On the Record Date, the Sponsor, Talon 1’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares held by the Sponsor and the officers and directors of Talon 1, representing approximately twenty percent (20%) of Talon 1’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 12,937,500 Public Shares, or 56.3% of the outstanding Public Shares, to vote in favor of the Trust Agreement Amendment Proposal to approve such proposal.

Our Board will abandon and not implement the Trust Agreement Amendment Proposal unless our shareholders approve both the Extension Amendment Proposal and the Trust Agreement Amendment Proposal. This means that if one proposal is approved by the shareholders and the other proposal is not, neither proposal will take effect. Notwithstanding shareholder approval of the Extension Amendment and the Trust Agreement Amendment, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Agreement Amendment at any time without any further action by our shareholders.

Full Text of Resolution

“It is resolved by an affirmative vote of at least sixty-five percent (65%) of the outstanding Class A ordinary shares and Class B ordinary shares, voting together as a single class, that the amendment to the Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, pursuant to an amendment to the Trust Agreement in the form set forth in Annex B of the accompanying proxy statement, is hereby authorized and approved.”

Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT TALON 1 SHAREHOLDERS VOTE “FOR”

THE TRUST AGREEMENT AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Talon 1—Interests of the Initial Shareholders” for a further discussion.

PROPOSAL NO. 3—THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow the Board to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies, or to provide additional time to effectuate the Extension. The Adjournment Proposal will only be presented to Talon 1 shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal or in the event that the Board determines that additional time is necessary to effectuate the Extension.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by Talon 1 shareholders, the Board may not be able to adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.

Vote Required for Approval

Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of the holders of a majority of the issued and outstanding Ordinary Shares entitled to vote and who, being present in person or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Adjournment Proposal.

On the Record Date, the Sponsor, Talon 1’s directors, officers and its initial shareholders and their respective affiliates beneficially owned and were entitled to vote an aggregate of 5,750,000 Founder Shares held by the Sponsor and the officers and directors of Talon 1, representing approximately twenty percent (20%) of Talon 1’s issued and outstanding Ordinary Shares. Accordingly, if all outstanding Ordinary Shares are present at the Extraordinary General Meeting, then in addition to the Founder Shares, the Company will need 8,625,001 Public Shares, or 37.5% of the outstanding Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. If only a minimum quorum of outstanding Ordinary Shares are present at the Extraordinary General Meeting, then the Company will need only 1,437,501 Public Shares, or 6.3% of the Public Shares, to vote in favor of the Adjournment Proposal to approve such proposal. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Agreement Amendment Proposal at the Extraordinary General Meeting.

Full Text of Resolution

“It is resolved as an ordinary resolution to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or the Trust Agreement Amendment Proposal, or to provide additional time to effectuate the Extension.”

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT TALON 1 SHAREHOLDERS VOTE “FOR”

THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. See the section entitled “Extraordinary General Meeting of Talon 1—Interests of the Initial Shareholders” for a further discussion.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on April 4, 2022, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, as filed with the SEC on May 16, 2022, our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, as filed with the SEC on August 23, 2022, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, as filed with the SEC on November 23, 2022, and in other reports we file with the SEC before making a decision to vote on the proposals described in this proxy statement or to redeem or continue to hold your Public Shares. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete an initial Business Combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that an initial Business Combination will be consummated prior to the expiration of the Combination Period, as extended. Our ability to consummate an initial Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment Proposal and Trust Agreement Amendment Proposal are approved and the other conditions to implementing the Extension are satisfied or waived, the Company expects to continue to seek an initial Business Combination and shareholder approval of such initial Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial Business Combination. Even if the Extension or initial Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and an initial Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete an initial Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Rule Proposals (as defined below) may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential initial Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a Business Combination, and may make it more difficult to complete an initial Business Combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a Business Combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a Business Combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a Business Combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine, in our discretion, to liquidate the securities held in the Trust Account prior to the 18-month anniversary if we have not entered into an agreement with a target company for a Business Combination prior to that time, or may determine in our discretion to otherwise due so prior to the 24-month anniversary, and instead hold all funds in the Trust Account in cash or an interest-bearing bank deposit account, which may earn less interest than we otherwise would have if the Trust Account had remained invested in U.S. government securities or money market funds. This may mean that the amount of funds available for redemption would not increase, or would only minimally increase, thereby reducing the dollar amount our Public Shareholders would receive upon any redemption or liquidation of the Company. Alternatively, if we believe we may be deemed to be an are deemed an investment company under the Investment Company Act, we may determine we may abandon our efforts to consummate a Business Combination and instead liquidate the Company.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Talon 1’s Ordinary Shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Talon 1’s Ordinary Shares, by:

•	each person known by Talon 1 to be the beneficial owner of more than 5% of Talon 1’s outstanding Ordinary Shares;

•	each of Talon 1’s executive officers and directors that beneficially owns Ordinary Shares; and

•	all Talon 1’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.

In the table below, percentage ownership is based on 28,750,000 outstanding shares (including 23,000,000 public shares and 5,750,000 Founder Shares) issued and outstanding as of the Record Date.

Voting power represents the combined voting power of Ordinary Shares owned beneficially by such person. On all matters to be voted upon, the holders of the Ordinary Shares vote together as a single class. The table below does not include the Ordinary Shares underlying the Private Placement Warrants held or to be held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.

Unless otherwise indicated, Talon 1 believes that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	% of Outstanding Ordinary Shares
Directors and Executive Officers
Edward J. Wegel (3)	5,445,000	18.9%
Jeremy Falk	75,000	*
Joseph DaGrosa, Jr.	50,000	*
Nathaniel Felsher	50,000	*
Abdol Moabery	50,000	*
Ryan Goepel	50,000	*
Alvin Khoo	10,000	*
Marc Cho	10,000	*
Maggie Arvedlund	—
All officers and directors as a group (9 individuals)	5,750,000	20.0%
5% Shareholders
AVi8 Acquisition LLC (our sponsor)(3)	5,445,000	18.9%
Saba Capital Management, L.P.(4)	2,059,428	9.0%
Highbridge Capital Management, LLC (5)	1,431,598	6.2%
Millennium Group Management LLC (6)	1,185,000	5.2%

*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following is 2333 Ponce De Leon Blvd., Suite 630 Coral Gables, FL 33134.
(2)

Interests of directors and officers and AVi8 Acquisition LLC shown above consist solely of Founder Shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial Business Combination on a one-for-one basis, subject to adjustment, as described in the registration statement.

(3)

AVi8 Acquisition LLC is the record holder of the shares reported herein. Edward J. Wegel has voting and dispositive power over the securities held by AVi8 Acquisition LLC and therefore may be deemed to be a beneficial owner thereof. Mr. Wegel disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest he may have therein, directly or indirectly.

(4)

Based solely upon information contained in the Schedule 13G/A filed by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Management GP, LLC (“Saba GP”) and Mr. Boaz R. Weinstein with the SEC on February 17, 2022. Each of Saba Capital, Saba GP and Mr. Weinstein has shared voting and dispositive power with respect to 2,059,428Class A ordinary shares. The business address of each of Saba Capital, Saba GP and Mr. Weinstein, as reported in the Schedule 13G/A, is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)

Based solely upon information contained in the Schedule 13G/A filed by Highbridge Capital Management, LLC with the SEC on February 3, 2022. Based on such Schedule 13G/A, the address for the Reporting Person is 277 Park Avenue, 23rd Floor, New York, NY 10172.

(6)

Based solely upon information contained in the Schedule 13G filed by Millennium Management LLC, Millennium Group Management LLC and Israel A. Englander with the SEC on April 14, 2022. Millennium Group Management LLC is the managing member of Millennium Management LLC and Mr. Englander is the sole voting trustee of the managing member of Millennium Group Management LLC. The business address of each of the entities and individual above is 399 Park Avenue, New York, New York 10022.

HOUSEHOLDING INFORMATION

Unless Talon 1 has received contrary instructions, Talon 1 may send a single copy of this proxy statement to any household at which two or more shareholders reside if Talon 1 believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Talon 1’s expenses. However, if shareholders prefer to receive multiple sets of Talon 1’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Talon 1’s disclosure documents, the shareholders should follow these instructions:

•	if the shares are registered in the name of the shareholder, the shareholder should contact Talon 1 at the following address:

Talon 1 Acquisition Corp.

2333 Ponce De Leon Blvd.

Suite 630 Coral Gables, FL 33134

(786) 662-3114

•	if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

Talon 1 files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Talon 1’s public filings are also available to the public from the SEC’s website at www.sec.gov. You may request a copy of Talon 1’s filings with the SEC (excluding exhibits) at no cost by contacting Talon 1 at the address and/or telephone number below.

If you would like additional copies of this proxy statement or Talon 1’s other filings with the SEC (excluding exhibits) or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact Talon 1 at the following address:

Talon 1 Acquisition Corp.

2333 Ponce De Leon Blvd.

Suite 630, Coral Gables, FL 33134

(786) 662-3114

You may also obtain additional copies of this proxy statement by requesting them in writing or by telephone from Talon 1’s proxy solicitation agent at the following address, telephone number and e-mail address:

Morrow Sodali, LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: TOAC.info@investor.morrowsodali.com

You will not be charged for any of the documents you request. If your shares are held in a stock brokerage account or by a bank or other nominee, you should contact your broker, bank or other nominee for additional information.

If you are a Talon 1 shareholder and would like to request documents, please do so by January [●], 2023, five business days prior to the Extraordinary General Meeting, in order to receive them before the Extraordinary General Meeting. If you request any documents from Talon 1, such documents will be mailed to you by first class mail or another equally prompt means.

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED MEMORANDUM AND ARTICLES

OF ASSOCIATION

OF

TALON 1 ACQUISITION CORP.

“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing definition of “Completion Window” in its entirety and the insertion of the following language in its place:

“ “Completion Window” means the period commencing on, and including the closing date of the Offering, and ending on the date that is 15 months after such closing date of the Offering (the “Termination Date”), provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by the Termination Date, the Sponsor may extend the Termination Date up to 9 times for an additional one (1) month each time (up to November 8, 2023) by depositing into the Trust Fund, for each one-month extension, the lesser of (a) $330,000 and (b) $0.06 for each Offering Share then outstanding after giving effect to redemptions (each a “Paid Extension Period”).”

FURTHER RESOLVED, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by inserting the following at the end of Article 23:

“In order for the Company to utilize a Paid Extension Period, the Sponsor or its affiliates or designees (the “Lender”), upon five days’ advance notice prior to the then applicable Business Combination deadline (which notice period may be waived by the Company), must deposit into the Trust Fund an amount per Paid Extension Period equal to the lesser of (i) $330,000 and (ii) $0.06 per then outstanding Offering Share, on or prior to the date of the then applicable Business Combination deadline in exchange for a non-interest bearing loan that shall be payable upon the consummation of a Business Combination. The gross proceeds from the loan shall be held in the Trust Fund and used to fund the redemption of the Offering Shares in accordance with this Article 23. If the Company completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned out of the proceeds of the Trust Fund released to the Company or convert a portion of or all of such total loan amount into warrants at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants previously issued to the Sponsor in connection with the IPO.”

Annex A-1

ANNEX B

PROPOSED AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of January [●], 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Talon 1 Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of November 3, 2021 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein;

WHEREAS, at an extraordinary general meeting of the Company’s shareholders held on January [●], 2023 (the “Extraordinary General Meeting”), the Company’s shareholders approved (i) a proposal to amend the Company’s amended and restated memorandum and articles of association giving the Company the right to extend the date by which it has to consummate a business combination (the “Combination Period”) from February 8, 2023 up to 9 times for an additional one (1) month each time (each a “Monthly Extension”) up to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering); and (ii) a proposal to amend the Trust Agreement requiring the Company to deposit into the Trust Account, for each Monthly Extension that is exercised, the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share that remains outstanding after taking into account any redemptions in connection with the solicitation of such shareholder approval at the Extraordinary Meeting (such amount, the “Monthly Extension Amount”); and

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer, Chief Financial Officer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $100,000 of interest to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee by (A) the date that is 15 months after the closing of the IPO (“Closing”), or (B) if the Company (at the request of its sponsor, AVi8 Acquisition LLC (the “Sponsor”)) extends the time to complete the Business Combination by one (1) month, the date that is 16 months after the Closing, provided that the Company or the Sponsor, deposits the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding (after the redemption of any Public Shares in connection with the extraordinary general meeting of the Company’s shareholders held on [●]) (the “Monthly Extension Amount”) into the Trust Account on or prior to the date that is 15 months after the Closing, or (C) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 17 months after the Closing, provided that the Company or the Sponsor deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 16 months after the Closing, or (D) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 18 months after the Closing, provided that the Company or the Sponsor deposits the Monthly

Extension Amount into the Trust Account on or prior to the date that is 17 months after the Closing, or (E) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 19 months after the Closing, provided that the Company or the Sponsor deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 18 months after the Closing, or (F) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 20 months after the Closing, provided that the Company or the Sponsor deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 19 months after the Closing, or (G) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 21 months after the Closing, provided that the Company or the Sponsor deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 20 months after the Closing, or (H) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 22 months after the Closing, provided that the Company or the Sponsor deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 21 months after the Closing, or (I) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 23 months after the Closing, provided that the Company or the Sponsor deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 22 months after the Closing, or (J) if the Company (at the request of the Sponsor) further extends the time to complete the Business Combination by an additional 1-month period, the date that is 24 months after the Closing, provided that the Company or the Sponsor deposits the Monthly Extension Amount into the Trust Account on or prior to the date that is 23 months after the Closing, but if the Company has not completed the Business Combination within the applicable monthly anniversary of the Closing (“Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date. The form of any extension contemplated by this Section 1(i) shall be in substantially the form attached hereto as Exhibit E.”

2. Exhibit E is hereby amended and restated in its entirety as follows:

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf & Celeste Gonzalez

Re:        Trust Account No. [            ] Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between Talon 1 Acquisition Corp.1 (“Company”) and Continental Stock Transfer & Trust Company, dated as of November 3, 2021 (“Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from                      to                          (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable Business Combination deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the Monthly Extension Amount, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours, TALON 1 ACQUISITION CORP.

By:
Name: Title:

cc:

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

6. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

[signature page follows]

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

TALON 1 ACQUISITION CORP.

By:
Name:
Title:

PRELIMINARY PROXY CARD

FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

TALON 1 ACQUISITION CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints each of Edward J. Wegel and Ryan Goepel (each, a “Proxy”) as proxy, with the power to appoint a substitute to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting of shareholders of Talon 1 Acquisition Corp. to be held on January [●], 2023 at [●] [a][p].m., Central Time, entirely virtually via live webcast at www.[●] or at any adjournments and/or postponements thereof. Such Shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxy’s discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ~

TALON 1 ACQUISITION CORP. - THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.	Please mark votes as ☒ indicated in this example

	FOR	AGAINST	ABSTAIN

(1) The Extension Amendment Proposal - That the Articles of Association of Talon 1 currently in effect be amended to give the Company the right to extend the Combination Period from February 8, 2023 up to nine times to November 8, 2023 (i.e., for a period of time ending up to 24 months after the consummation of its initial public offering) by depositing into the Trust Account, for each one-month extension, the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemption.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(2) The Trust Agreement Amendment Proposal - To approve an amendment to the Company’s Investment Management Trust Agreement, dated November 3, 2021, by and between Talon 1 and Continental Stock Transfer & Trust Company, allowing Talon 1 to extend the Combination Period from February 8, 2023 up to nine times to November 8, 2023 by depositing into the Trust Account, for each one-month extension, the lesser of (a) $330,000 and (b) $0.06 for each Class A ordinary share outstanding after giving effect to the Redemption.

	☐	☐	☐
	FOR	AGAINST	ABSTAIN

(3) The Adjournment Proposal - To adjourn the Extraordinary General Meeting of Talon 1 shareholders to a later date or dates, if necessary, to permit further solicitation and vote of Proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, or to provide additional time to effectuate the Extension.

	☐	☐	☐

Date ____, 2023

Signature

Signature (if held jointly)

When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

A vote to abstain will have no effect on proposals 1, 2 or 3. The Shares represented by the Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this Proxy will be voted FOR each of proposals 1, 2 and 3. If any other matters properly come before the meeting, the Proxies will vote on such matters in their discretion.

~ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED